UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                           CURRENT REPORT PURSUANT TO

           SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) January 30, 1998
                                                 ----------------


                         Berkshire Realty Company, Inc.
--------------------------------------------------------------------------------

  Delaware                               1-10660                 04-3086485
--------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission              (IRS employer
incorporation or organization)         file number)          identification no.)


470 Atlantic Avenue, Boston, Massachusetts                         02210
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


                                 (617) 423-2233
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         Disposition of Property

          On December 2, 1997, Berkshire Realty Enterprises Limited Partnership (the "Agent") acting as agent for Berkshire Realty Company, Inc. (the "Company") entered into an Agreement of Sale to sell two of the Company's properties, College Plaza, a shopping center containing 83,962 leasable square feet located in Fort Myers, Florida, and Spring Valley Marketplace, a shopping center containing 320,684 leasable square feet located in Spring Valley, New York, to Kejack, Inc. and its permitted assigns, which are unaffiliated third parties. Spring Valley Marketplace was owned in joint venture with Krupp Cash Plus V Limited Partnership. The properties were sold as part of a package which included twelve other properties owned by affiliates of the Agent and the General Partner of Krupp Cash Plus V Limited Partnership. The total selling price of the fourteen properties was $138,000,000, of which the Company received $20,828,322, less its share of the closing costs. The terms of the sale were determined by arms length negotiations between the agent and the buyer. The transaction was consummated on January 30, 1998.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a) Financial Statements of Business Acquired Response:

             Not Applicable

         (b) Pro Forma Financial Information

             On January 30, 1998, Berkshire Realty Enterprises Limited Partnership, acting as agent for Berkshire Realty Company, Inc., consummated the sale of two of the Company's properties, College Plaza and Spring Valley Marketplace.

             The Company has presented in this Form 8-K/A, a Pro Forma Balance Sheet at September 30, 1997 and Pro Forma Statements of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996. See Note 1 to the Pro Forma Financial Statements for further description of this matter.

         (c) Exhibits

             1. Agreement of Sale dated December 2, 1997 between Berkshire Realty Enterprise Limited Partnership, agent for Berkshire Realty Company, Inc., and Kejack, Inc. and its permitted assigns.*

             2. First Amendment to Agreement of Sale dated December 12, 1997 between Berkshire Realty Enterprise Limited Partnership, agent for Berkshire Realty Company, Inc., and Kejack, Inc. and its permitted assigns.*

             3. Second Amendment to Agreement of Sale dated December 14, 1997 between Berkshire Realty Enterprise Limited Partnership, agent for Berkshire Realty Company, Inc., and Kejack, Inc. and its permitted assigns.*

             4. Side letter dated December 17, 1997 from William S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli Rubenstein, Esq. on behalf of Berkshire Realty Enterprise Limited Partnership, agent for Berkshire Realty Company, Inc.*

             5. Side letter dated January 6, 1998 from William S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli Rubenstein, Esq. on behalf of Berkshire Realty Enterprise Limited Partnership, agent for Berkshire Realty Company, Inc.*

             *   Incorporated by reference.

                         BERKSHIRE REALTY COMPANY. INC.
                             PRO FORMA BALANCE SHEET
                               September 30, 1997
                                ----------------
                                   (unaudited)

ASSETS
                                            Actual at September           Pro Forma                  Pro Forma
                                                 30, 1997                Adjustments             September 30, 1997
                                                 (Note 1)                  (Note 1)                   (Note 1)
                                           ----------------------    ---------------------     -----------------------
Real Estate Assets

Multifamily Apartments Complexes, net of        $538,936,747                                      $538,936,747
  depreciation
Retail Centers, net of depreciation                        0                                                 0
Investment in Unconsolidated Joint                20,512,712              (20,122,206)                 390,506
  Ventures
Mortgage Loans and Other Loans Receivable          2,309,683                                         2,309,683
Land and Construction in Process                   5,732,119                                         5,732,119
Land Held for Future Development                   6,154,965                                         6,154,965
Property Held for Sale, Net of Valuation
  Reserve                                         16,027,837               (5,345,851)              10,681,986
                                           ----------------------    ---------------------     -----------------------
Total Real Estate Assets                         589,674,063              (25,468,057)             564,206,006

Cash and Cash Equivalents                          9,059,234                  (42,543)               9,016,691
Mortgages Backed Securities, Net                   7,995,983                                         7,995,983
Escrows                                           11,910,915                                        11,910,915
Deferred Charges and Other Assets                 11,596,264                  (83,598)              11,512,666
Intangible Assets, Net of Amortization
                                                  25,739,272                                        25,739,272
                                           ----------------------    ---------------------     -----------------------
Total Assets                                    $655,975,731             $(25,594,198)            $630,381,533
                                                ============             =============            ============

LIABILITIES

Credit Agreements                               $118,410,000                                      $118,410,000
Mortgage Notes Payable                           179,627,929                                       179,627,929
Repurchase Agreement                               8,000,000                                         8,000,000
Tenant Security Deposits and Prepaid               3,577,189                  (35,077)               3,542,112
  Rents
Accrued Real Estate Tax, Other
  Liabilities and Accounts Payable                14,081,953                  (71,417)              14,010,536
                                           ----------------------    ---------------------     -----------------------
Total Liabilities                                323,697,071                 (106,494)             323,590,577
                                                 ===========                 =========             ===========

Minority Interest in Operating                    57,898,385                 (170,459)              57,727,926
  Partnership

SHAREHOLDERS' EQUITY

Series 1997 A Convertible Preferred                   27,370                                            27,370
  Stock ("Preferred Shares") $.01 Par
  Value 60,000,000 Shares Authorized
  2,737,000 Issued
Common Stock ("Shares"), $.01 Par Value;             263,203                                           263,203
  140,000 Shares Authorized and
  26,320,336 and 25,899,866 Shares Issued
Add Paid In Capital                              292,977,204              (25,317,245)             267,659,959
Accumulated Deficit                              (16,179,428)                                      (16,179,428)
Loan Receivable - Officer                           (964,999)                                         (964,999)
Less Common Stock Held in Treasury at             (1,743,075)                                       (1,743,075)
  Cost (506,497 Shares)
                                           ----------------------    ---------------------     -----------------------
Total Shareholders' Equity                       274,380,275              (25,317,245)             249,063,030
                                           ----------------------    ---------------------     -----------------------

Total Shareholders'Equity and Liabilities       $655,975,731             $(25,594,198)            $630,381,533
                                                ============             =============            ============

                         BERKSHIRE REALTY COMPANY, INC.

                        PRO FORMA STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1997
                                ----------------
                                   (unaudited)

                                                 As Reported for the                               Pro Forma for the Nine
                                                  Nine Months Ended            Pro Forma                Months Ended
                                                 September 30, 1997           Adjustments            September 30, 1997
                                                      (Note 1)                  (Note 1)                  (Note 1)
                                               ------------------------    -------------------    -------------------------
   REVENUE:

   Rental                                              $76,493,968                $(780,366)           $75,713,602
   Management Fee and Reimbursements                     2,208,725                                       2,208,725
   Interest Income from Mortgage Loans                     252,579                                         252,579
   Interest Income from MBS                                592,910                                         592,910
   Other Interest Income                                   955,918                                         955,918
                                               ------------------------    -------------------    -------------------------
   Total Revenue                                        80,504,100                 (780,366)            79,723,734

   EXPENSES:

   Property Operating                                   22,164,512                  (56,833)            22,107,679
   Repairs and Maintenance                               5,531,085                  (34,218)             5,496,867
   General & Administrative                              3,727,783                  (18,459)             3,709,324
   Real Estate Taxes                                     7,163,713                 (123,655)             7,040,058
   Property Management Fees Paid to An                     866,771                  (44,819)               821,952
     Affiliate
   Provisions for Losses on Real Estate                  1,850,000                                       1,850,000
     Investments
   Cost Associates with the Advisor                      1,200,000                                       1,200,000
     Transaction
   Interest                                             17,461,212                                      17,461,212
   Depreciation & Amortization                          28,864,019                                      28,864,019
                                               ------------------------    -------------------    -------------------------
   Total Expenses                                       88,829,095                 (277,984)            88,551,111

   Loss from Operations                                 (8,324,995)                (502,382)            (8,827,377)

   Minority Interest in Operating Partnership            1,488,214                   90,780              1,578,994

   Joint Venture Net Income (Loss), Net of                (308,886)                (394,085)              (702,971)
     Minority Interest

                                               ------------------------    -------------------    -------------------------
   Loss Before Gains on Sales and                       (7,145,667)                (805,687)            (7,951,354)
     Extraordinary Item
   Gain on Sale of properties Net of                     5,364,707                                       5,364,707
     Minority Interest
                                               ------------------------    -------------------    -------------------------
   Loss Before Extraordinary Item                       (1,780,960)                (805,687)            (2,586,647)

   Extraordinary Item, Net of Minority                     (90,191)                                        (90,191)
     Interest
                                               ------------------------    -------------------    -------------------------
   Net Loss                                             (1,871,151)                (805,687)            (2,676,838)

   Income Allocated to Preferred Shareholders              (85,531)                                        (85,531)
                                               ------------------------    -------------------    -------------------------

   Net Loss                                            $(1,956,682)               $(805,687)           $(2,762,369)
                                                       ============               ==========           ============

                         BERKSHIRE REALTY COMPANY, INC.

                        PRO FORMA STATEMENT OF OPERATIONS
                  For the Twelve Months Ended December 31, 1996
                               -------------------
                                   (unaudited)


                                          As Reported for the                                  Pro Forma for the Year
                                               Year Ended                 Pro Forma                     Ended
                                            December 31, 1996           Adjustments              December 31, 1996
                                                 (Note 1)                  (Note 1)                   (Note 1)
                                        -------------------------    ---------------------    --------------------------
REVENUE:

Rental                                         $89,450,647              $(1,019,808)                 $88,430,839
Interest from Mortgage Loans                     1,647,356                                             1,647,356
Interest from income MBS                           942,191                                               942,191
Other Interest Income                              961,472                                               961,472
                                        -------------------------    ---------------------    --------------------------
Total Revenue                                   93,001,666               (1,019,808)                  91,981,858

EXPENSES:

Property Operating                              22,727,069                  (73,541)                  22,653,528
Repairs and Maintenance                          6,647,344                  (47,544)                   6,599,800
General And Administrative                       4,253,641                  (22,991)                   4,230,650
Real Estate Taxes                                8,653,898                 (149,517)                   8,504,381
Property Management Fees Paid to an              4,324,843                  (60,462)                   4,264,381
   Affiliate
Provisions for Loss on Real Estate               7,500,000                                             7,500,000
   Investments
Interest                                        20,500,533                                            20,500,533
Depreciation & Amortization                     30,171,600               (1,660,394)                  28,511,206
Non-recurring Charges                              441,783                                               441,783
Asset management fees to an affiliate
                                                   392,636                                               392,636
                                        -------------------------    ---------------------    --------------------------
Total Expenses                                 105,613,347               (2,014,449)                 103,598,898

Net Income (loss) from Operations              (12,611,681)                 994,641                  (11,617,040)

Minority Interest                                1,136,586                  (89,816)                   1,046,770
Joint Venture Net Income (Loss), Net            (2,736,912)                (831,906)                  (3,568,818)
   of Minority Interest
                                        -------------------------    ---------------------    --------------------------
Income (Loss) before Gains on Sales            (14,212,007)                  72,919                  (14,139,088)
   and Extraordinary Items

Gain on Sale of Properties Net of                   53,002                                                53,002
   Minority Interest
                                        -------------------------    ---------------------    --------------------------
Income (Loss) before Gains on Sales            (14,159,005)                  72,919                  (14,086,086)
   and Extraordinary Items
Extraordinary Items, Net of Minority              (149,272)                                             (149,272)
   Interest
                                        -------------------------    ---------------------    --------------------------
Net Loss                                      $(14,308,277)                 $72,919                 $(14,235,358)
                                              =============                 =======                 =============

                         BERKSHIRE REALTY COMPANY, INC.

                     NOTE TO PRO FORMA FINANCIAL STATEMENTS

(1)  Basis of Presentation

     The Pro Forma Balance Sheet at September 30, 1997 is based on the historical Balance Sheet of the Company as reported on Form 10-Q for the quarter ended September 30, 1997. The Pro Forma adjustment represents an adjustment to the Company's investment in Spring Valley Joint Venture (the "Joint Venture") and College Plaza to show the effect of the sale. The Pro Forma Balance Sheet at September 30, 1997 reflects the balance sheet as if the sale had occurred prior to September 30, 1997.

     The Pro Forma Statement of Operations for the nine months ended September 30, 1997 is based on the historical Statement of Operations of the Company as reported on Form 10-Q for the nine months ended September 30, 1997. The Pro Forma Statement of Operations for the year ended December 31, 1996 is based on the historical Statement of Operations for the Company as presented in the annual report on Form 10-K for the year ended December 31, 1996. The Pro Forma adjustments represent the Company's share of Spring Valley's and College Plaza's net income (loss) for the respective periods presented. The Pro Forma Statements of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 reflect the results of operations of the Company as if College Plaza and Spring Valley Marketplace had been sold prior to January 1, 1996. The Pro Forma Statements of Operations do not reflect any gain or loss which may be recognized by the Company as a result of the sale.

     (c)  Exhibits

          (1) Agreement of Sale dated December 2, 1997 between Berkshire Realty Enterprise Limited Partnership, agent for Berkshire Realty Company, Inc., and Kejack, Inc. and its permitted assigns.*

          (2) First Amendment to Agreement of Sale dated December 12, 1997 between Berkshire Realty Enterprise Limited Partnership, agent for Berkshire Realty Company, Inc., and Kejack, Inc. and its permitted assigns.*

          (3) Second Amendment to Agreement of Sale dated December 14, 1997 between Berkshire Realty Enterprise Limited Partnership, agent for Berkshire Realty Company, Inc., and Kejack, Inc. and its permitted assigns.*

          (4) Side letter dated December 17, 1997 from William S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli Rubenstein, Esq. on behalf of Berkshire Realty Enterprise Limited Partnership, agent for Berkshire Realty Company, Inc.*

          (5) Side letter dated January 6, 1998 from William S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli Rubenstein, Esq. on behalf of Berkshire Realty Enterprise Limited Partnership, agent for Berkshire Realty Company, Inc.*

          *  Incorporated by reference.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  Berkshire Realty Company, Inc.
                                                  ------------------------------
                                                          Registrant



                                              BY: /s/ Marianne Pritchard
                                              --------------------------
                                                  Executive Vice President and
                                                  Chief Financial Officer of
                                                  Berkshire Realty Company, Inc.


DATE: March 30, 1998